UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2021
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Zuora, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38451	20-5530976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Redwood Shores Parkway, Redwood City, California	94065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 976-9056

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ZUO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On April 12, 2021, Zuora, Inc. (“Zuora”) held a publicly available webcast meeting for investors and the general public (the “Investor Meeting”). At the Investor Meeting, a presentation discussing Zuora’s strategy, financial performance, and forward-looking financial targets, among other topics, was given by Tien Tzuo, Chief Executive Officer; Sri Srinivasan, Chief Product and Engineering Officer; Robert (Robbie) Traube, Chief Revenue Officer; and Todd McElhatton, Chief Financial Officer. This presentation, as well as a press release that Zuora issued regarding the Investor Meeting, is attached as an exhibit to this current report on Form 8-K (this “Report”).

The Investor Meeting presentation, recording of the webcast, and press release may also be found on Zuora’s Investor Relations website at https://investor.zuora.com.

The presentation, webcast and press release contain forward-looking statements relating to Zuora’s financial and strategic plans as well as other statements that refer to future plans and expectations. Such statements involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” “will,” “would,” “should,” “could,” and variations of such words and similar expressions are intended to identify forward-looking statements. Statements that refer to or are based on estimates, forecasts, projections, uncertain events or assumptions, including statements relating to Zuora’s total addressable market (“TAM’) or market opportunity, expected benefits of Zuora’s current and future products, future product offerings, and anticipated trends in our business or our market segments, also identify forward-looking statements. Such statements are based on current expectations and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Important factors that could cause actual results to differ materially from the company’s expectations are set forth in Zuora’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 31, 2021, as well as other documents that may be filed or furnished by Zuora from time to time with the SEC.

The information in this Report, including the exhibits, are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in Exhibit 99.1 shall not be deemed incorporated by reference in any registration statement or other document filed with the Securities and Exchange Commission by Zuora, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this report:

Exhibit Number	Description
99.1	Press release, dated April 12, 2021, issued by Zuora, Inc.
99.2	Investor Meeting presentation on April 12, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUORA, INC.
(Registrant)

Dated: April 12, 2021	By:	/s/ Todd McElhatton
Todd McElhatton
Chief Financial Officer